UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2011

CHINA BROADBAND, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19644	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Union Square, West Suite 502
New York, New York  10003
Telephone No.: 212-206-1216
(Address and telephone number of Registrant's principal executive offices and principal place of business)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 7, 2011, China Broadband, Inc. (the “Company”), soon to be “YOU On Demand Holdings, Inc.,” made a slide presentation to a group of investors in New York, New York.  A copy of the Company’s presentation is furnished herewith as Exhibit 99.1.

The information contained in this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in or exhibit to this form 8-K shall not be deemed an admission as to the materiality of any information in this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation of YOU On Demand Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND, INC.

Date: February 7, 2011	By:	/s/Marc Urbach
Marc Urbach
President